ALLIANCE NEW EUROPE FUND

ANNUAL REPORT
JULY 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                                 ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

September 28, 1999

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook of the Alliance New Europe Fund (the "Fund") for the annual reporting period ended July 31, 1999.

INVESTMENT RESULTS
The following table provides information on the Fund's performance and, for comparison, the Fund's benchmarks for the six- and 12-month periods ended July 31, 1999. The Fund's Class A shares modestly underperformed the benchmark Morgan Stanley Capital International ("MSCI") Europe Index for both the six- and 12-month periods ended July 31, 1999. The Fund approximately matched the average of its peer group, the Lipper European Region Funds Average ("Lipper Average") for the six months ended July 31, 1999, and outperformed the Lipper Average during the 12-month period under review.

As always, our bottom-up stock selection process influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London. The shortfall in performance came from disappointing returns for a few select stocks held by the Fund. The Fund's holdings in financial stocks (including banks and insurance companies) detracted from returns as investors avoided these stocks in response to rises in interest rates. We should note, however, that none of these companies have missed their earnings forecasts. In fact, most have been subject to estimate increases throughout the year, and at present their prices look like the cheapest growth opportunities in the marketplace, given current economic conditions.

The weak returns from financials were offset to a degree by positive relative and absolute returns from stocks in the "value" end of the Fund's barbell strategy (which we wrote about in the Fund's January 31, 1999 semi-annual report). Companies performing well here include many of the Fund's holdings of high quality cyclical and economically sensitive issues such as CRH Plc. and Compagnie de Saint-Gobain in the building materials sector, and Compagnie Francaise d'Etudes et de Construction Technip, SA and FKI Plc. in the capital goods area. In fact, throughout the European markets it is virtually impossible to find a single stock within this group that is priced below its January 1999 valuation. The Fund's modest holdings in energy also performed well during the period thanks to a material increase in oil prices. Despite good performance from these holdings, the Fund was underweight in energy relative to its benchmark during a period when these companies, as a group, outperformed the Fund's benchmark index.


INVESTMENT RESULTS*
Periods ended July 31, 1999
                                            TOTAL RETURNS
                                         6 MONTHS  12 MONTHS
                                         --------  ---------
ALLIANCE NEW EUROPE FUND
  Class A                                 -1.12%    -2.87%
  Class B                                 -1.47%    -3.52%
  Class C                                 -1.47%    -3.46%

MSCI EUROPE INDEX                         -0.72%    -1.56%

LIPPER EUROPEAN REGION FUNDS AVERAGE      -1.11%    -5.17%



* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI EUROPE INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX OF OVER 550 STOCKS TRADED IN 15 EUROPEAN MARKETS. THE LIPPER AVERAGE REPRESENTS FUNDS THAT INVEST IN EQUITY SECURITIES WHOSE PRIMARY TRADING MARKETS OR OPERATIONS ARE CONCENTRATED IN THE EUROPEAN REGION OR IN A SINGLE COUNTRY WITHIN THIS REGION. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE LIPPER AVERAGE, FOR THE SIX- AND 12-MONTH PERIODS ENDED JULY 31, 1999 REFLECTS PERFORMANCE OF 167 AND 108 MUTUAL FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 5.


1


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT AND MARKET REVIEW
Over the six-month period ended July 31, 1999, European equity markets made little progress at the local level and fell slightly in U.S. dollar terms. This occurred as rising interest rates countered trends suggesting an improvement in the outlook for corporate profit growth. The best performing markets during the periods under review were Finland, France, Ireland, and the United Kingdom. Each market was led by a handful of stocks (for example, Nokia AB Oyj Corp. in Finland) that either benefited from improving earnings growth prospects or were subject to corporate takeover activity (for example, Elf Aquitaine Group and Total Fina, SA in France, or Vodafone Group Plc. and AirTouch Communications, Inc. in the U.K.). Sectors performing best during this period include most of those sectors that had performed poorly during the global financial crisis of last summer. These include companies that we categorize as ultra-cyclicals-- namely capital goods and basic industry stocks. These companies benefited from the improving global growth prospects induced by the large dose of liquidity provided by the world's central banks in the wake of last summer's financial crisis. By style, value outperformed growth as higher interest rates and a broader base of upward earnings surprises led investors to favor those companies most sensitive to changes in the direction of economic growth.

Our expectation going into 1999 was that growth would be tepid and the interest rate outlook benign. Growth in Europe has been tepid this year, although growth in other parts of the world has shown material signs of improvement. Of late, more convincing signs of a recovery in Europe have begun to take shape. This has fanned fears of a further rise in interest rates despite the fact that there is little evidence (other than rising commodity prices) to suggest that inflation is about to increase. In equal measure, we see little signs that global inflation is about to decline further. Thus, we believe that part of the rise in bond yields we have seen year-to-date can be attributed to a normalization of yields following the resolution of last summer's financial crisis.

Despite both the change in the economic landscape and investor preference for certain types of stocks, we have not changed our approach or perspective regarding those companies that we believe offer the best fundamental combination of sustainable growth and valuation. During the preceding six months, we have actively bought those companies that we perceived to offer double-digit growth and sold those companies whose growth looked to falter or whose management appeared to us to lack the skill and execution to deliver on their growth prospects. We did not, and have not, participated in the rotation toward ultra-cyclicals, as we believe many of these companies are incapable of sustaining double-digit rates of profit growth over the long term. Most, if not all, of these companies operate in what we consider to be "sunset"' industries --that is, those industries whose share of the national economic pie is shrinking over time.

The focus of our purchase activity during the period under review was therefore on "sunrise" industries--those industries whose share of the national economic pie is growing--and on those companies recognized as leaders in their industry. In technology, we participated in the initial public offering ("IPO") of a company based in Germany called Software AG. Software AG is the largest middleware company in the world, providing computer software that allows diverse programs to communicate with one another on a common platform. The company is also a leading-edge provider of software tools that allow e-commerce to take place over the Internet. We also made an investment in Cap Gemini, SA, which is based in France. Cap Gemini, SA is one of Europe's leading computer-outsourcing firms, specializing in consultation and integration of computer software and hardware for large and medium size enterprises. We believe both Software AG and Cap Gemini, SA offer growth prospects exceeding 20% per annum for the next several years.

In cable/telecommunications, we added to our holdings in Mannesmann AG in Germany and Orange Plc. in the U.K. We also participated in the IPO of United Pan-Europe Communications NV of the Netherlands. This company is a service provider of cable and telephony services throughout continental Europe and the Middle East. We have been drawn to this opportunity by the company's vision and delivery of a broadband cable/telephony/internet platform to its clients. We believe this strategy puts the company at the forefront of its industry.

In the consumer services sector, we bought positions in Castorama Dubois Investisse in France, Europe's leading


2


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

do-it-yourself ("DIY") player, and Next Plc., the leading apparel retailer in the U.K. Both are expected to benefit from improving consumption patterns in their respective countries. Finally, towards the end of the period under review, we modestly increased our holdings of drug and related companies based on our belief that investors were underpaying for solid double-digit growth for several select enterprises. Companies added to the Fund's portfolio in this area included AstraZeneca Group Plc., Rhone-Poulenc, SA, and UCB, SA.

Funding for the purchases mentioned above came from the sales of companies that failed to meet our expectations--Volkswagen AG, Wolters Kluwerc NV, Hilton Group Plc., Autoliv, Inc., and ForeningsSparbanken AB--or whose share prices reached our target objectives, for example, Telecom Italia SpA, Dixons Group Plc., Reuters Group Plc., Hays Plc., and Pearson Plc.

INVESTMENT OUTLOOK
Global growth prospects have improved as ongoing strength in the U.S. is now more firmly joined by recovery in Asia and budding signs of improvement in Europe. Inflation, while remaining a concern, remains quiescent as moderate wage gains, elastic supply, technology and ongoing mergers and acquisitions all continue to put a cap on price pressures. While it does appear that inflation has bottomed globally, pricing power remains available only to a handful of industries. Collectively, then, we believe that there is little in the global landscape to suggest inflation is set to rise in any sustained or cyclical manner.

Interest rates in the U.S. have remained under modest pressure as bond investor anxiety about Federal Reserve policy has been temporarily quelled following the June and July 1999 rate hikes. With U.S. inflation running near 2% and long-term interest rates near 6%, 4% real long-term interest rates are near their long-run average (so too in Europe at present levels of yields and inflation). We think the Federal Reserve's choice of moving toward a neutral bias as of July 1999 was predicated on their own beliefs about the new paradigm model of economic growth that we are presently experiencing. Within that new paradigm is the belief that should inflation show signs of accelerating, the pace of that acceleration is unlikely to be linear, widespread or material. Thus, we anticipate that, without due cause to raise rates further, the Federal Reserve is likely to wait for further signs of inflationary pressures to emerge before acting. We see other central banks as being in a reactionary mode as well given the current state of their respective economies. Thus, we expect the interest rate outlook, from a policy point of view, to remain benign in Europe.

Taken in combination, stable inflation and (for now) interest rates combined with confident earnings prospects and ample global liquidity create a positive combination for gains in equity prices, despite valuations that seem fairly stretched. In looking back at our comments in the Fund's July 31, 1998 annual report, we had a similar point of view. Yet we did not believe that just because stocks were overvalued, the markets were going to fall. As we saw then, it would take a bolt out of the blue to set equities back. We are thinking the same way now, but by definition, bolts out of the blue can never be forecast. More obvious risks include an acceleration in inflation that puts additional pressure on bond yields, a marked decline in the dollar or U.S. equity market, or material earnings disappointments from several bellwether stocks. We see a low probability of any of these obvious risks coming to fruition in the near future.

Our strategy, when cast against the backdrop noted above, remains to try balancing the tradeoff between growth and value in terms of the companies in which we invest and in terms of the active position sizes we take in these companies. We believe Europe offers the prospect of an accelerating economy in the second half of the year, but better performance will probably await a firmer tone for the Euro. The Euro has begun to strengthen, but this could just be a case of weaker demand for U.S. assets (given their valuations) rather than true underlying demand for European-based assets. True strength is unlikely until investors are convinced that growth is on firm footing in Europe. In our opinion, investors are just starting to get to that point now. We also see Europe as the most attractive region amongst the big three (i.e., North America, Europe and Asia) in terms of the growth/value/interest rate tradeoff. With the majority of investors having moved to a neutral weight on European equities, we believe that there is scope for them to begin rebuilding their positions from here.


3


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

PORTFOLIO STRATEGY AND INVESTMENT OUTLOOK
Looking at the investment equation from the viewpoint of sector exposures, we continue to favor technology, finance, and consumer services. We are underweight in the healthcare (albeit less so than before), consumer staples, basic industry, and energy sectors. For those sectors in which we invest where valuations remain well above historical norms (such as technology and energy), our investment strategy continues to focus on those companies that we believe have the greatest capacity to deliver on their growth expectations.

On the other hand, we see substantial value in both European banks and insurance companies. Underlying demand for products remain solid, operating profits are exceeding expectations, and valuations are at the low end of their range versus the market averages. With such bearish attitudes among bond investors and the knee-jerk thematic view that what is bad for bonds is bad for financials, we believe that the risk/reward equation is highly favorable for this group. Our attraction to consumer services is driven by strong secular developments in areas such as cable/media and cellular services. For many of the companies in this area, growth in earnings is not the quantum that defines prospects for their respective businesses. Rather, it is the penetration rates of their business and the long-term value embedded in "owning" the customer that defines their attraction to the market. In all cases, we feel comfortable with both management and their ability to successfully execute their business strategy.

In conclusion, making sure that company fundamentals for growth and strategy execution remain intact is paramount for successful investing with valuations at these rarefied levels. Opportunities to find quality with good growth at attractive prices remain as elusive as ever, but this does not diminish our activity level in pursuit of such opportunities. If inflation remains subdued, interest rates should remain around these levels. If growth picks up as forecast (and we think this can happen without inflation accelerating), then corporate profits should be in generally good shape. Assuming the above holds, we could very well see solid gains for equities after the recent period of tepid price action. Or we could see a bolt out of the blue that destabilizes the finely balanced equation currently in force. We hope for the former but believe we have adequately prepared the Fund's portfolio for the latter, should such a circumstance arise.

As always, we appreciate your investment in the Fund and look forward to reporting its progress to you in the coming period.

Sincerely,


John D. Carifa
Chairman and President


Stephen Beinhacker
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


4


INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

Alliance New Europe Fund is a non-diversified investment company that seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -2.87%         -7.00%
Five Years                    16.56%         15.55%
Since Inception*              11.14%         10.62%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -3.52%         -6.87%
Five Years                    15.74%         15.74%
Since Inception*              12.38%         12.38%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      -3.46%         -4.30%
Five Years                    15.74%         15.74%
Since Inception*              15.99%         15.99%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (JUNE 30,
1999)

                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                        -7.70%         -7.56%         -5.06%
5 Years                       16.54%         16.75%         16.75%
Since Inception*              10.65%         12.44%         16.15%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 4/2/90 Class A; 3/5/91 Class B; 5/3/93 Class C.


5


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
4/30/90* TO 7/31/99

$38,000
$32,000
$26,000
$20,000
$14,000
$8,000
$25,535
$10,000

MSCI EUROPE INDEX: $34,149

ALLIANCE NEW EUROPE FUND CLASS A: $25,981

LIPPER EUROPEAN REGION FUNDS AVERAGE:

4/30/90   7/31/90   7/31/91   7/31/92   7/31/93   7/31/94   7/31/95   7/31/96
7/31/97   7/31/98   7/31/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 4/30/90 to 7/31/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged MSCIEuropeIndex measures the overall performance of stock markets in 15 European countries.

The Lipper European Region Funds Average reflects the performance of 13 funds (based on the number of funds in the average from 4/30/90 to 7/31/99). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Alliance New Europe Fund

MSCI Europe Index

Lipper European Region Funds Average


*    Closest month-end after Fund's Class A share inception date of 4/2/90.

6

TEN LARGEST HOLDINGS
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________
                                                                     PERCENT OF
COMPANY                                     U.S. $ VALUE             NET ASSETS
-------------------------------------------------------------------------------
Nokia AB Oyj Corp.                           $16,974,632                 5.3%
Mannesmann AG                                  9,380,099                 2.9
Vodafone Group Plc.                            9,202,132                 2.9
Total Fina, SA Cl. B                           9,097,295                 2.8
ING Groep NV                                   8,402,684                 2.6
Orange Plc.                                    8,010,009                 2.5
Koninklijke Ahold NV                           7,558,861                 2.4
United Pan-Europe Communications NV            7,074,153                 2.2
Societe Generale                               6,852,936                 2.2
Equant NV                                      6,848,187                 2.1
                                             $89,400,988                27.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1999
                                                               SHARES
-------------------------------------------------------------------------------
                                                                       HOLDINGS
PURCHASES                          COUNTRY                BOUGHT        7/31/99
-------------------------------------------------------------------------------
Merita Plc.                        Finland                616,000       616,000
Orange Plc.                        United Kingdom         493,000       502,500
Next Plc.                          United Kingdom         401,000       401,000
Slough Estates Plc.                United Kingdom         370,000       370,000
Royal & Sun Alliance
  Insurance Group Plc.             United Kingdom         354,677       354,677
Beazer Group Plc.                  United Kingdom         324,900       794,800
Telefonica, SA                     Spain                  284,112       389,202
ENI SpA                            Italy                  270,500       837,500
British Energy Plc.                United Kingdom         234,250       523,250
Standard Chartered Plc.            United Kingdom         214,000       214,000

                                                                       HOLDINGS
SALES                              COUNTRY               SOLD           7/31/99
-------------------------------------------------------------------------------
Banca di Roma                      Italy                2,145,000            -0-
Tomkins Plc.                       United Kingdom       1,177,527            -0-
Ladbroke Group Plc.                United Kingdom         877,039            -0-
Telecom Italia SpA                 Italy                  524,388            -0-
Williams Plc.                      United Kingdom         360,900       147,100
United Assurance Group Plc.        United Kingdom         337,000            -0-
Kingfisher Plc.                    United Kingdom         302,876            -0-
Stora Enso Oyj Cl. R               Finland                301,400            -0-
Unidad Editorial, SA               Spain                  299,954       249,966
Reuters Group Plc.                 United Kingdom         227,500            -0-


7


SECTOR DIVERSIFICATION
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________
                                                                     PERCENT OF
                                            U.S. $ VALUE             NET ASSETS
-------------------------------------------------------------------------------
Aerospace & Defense                         $  2,536,892                  0.8%
Basic Industries                               1,732,998                  0.5
Capital Goods                                  9,828,933                  3.1
Consumer Manufacturing                        28,056,402                  8.7
Consumer Services                             59,596,229                 18.6
Consumer Staples                              39,069,459                 12.2
Energy                                        10,350,479                  3.2
Finance                                       74,817,485                 23.3
Healthcare                                    18,517,499                  5.8
Multi-Industry                                12,043,477                  3.8
Technology                                    31,401,567                  9.8
Utilities                                     21,331,057                  6.6
Total Investments                            309,282,477                 96.4
Cash and receivables, net of liabilities      11,639,030                  3.6
Net Assets                                  $320,921,507                100.0%


8


PORTFOLIO OF INVESTMENTS
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-95.1%
BELGIUM-1.7%
Delhaize "Le Lion", SA                           47,230     $  4,145,915
UCB, SA                                          30,000        1,281,437
                                                             ------------
                                                               5,427,352

FINLAND-6.3%
Merita Plc.                                     616,000        3,326,070
Nokia AB Oyj Corp.                              196,000       16,974,632
                                                             ------------
                                                              20,300,702

FRANCE-22.2%
Assurances Generales de France                   63,600        3,199,455
Banque Nationale de Paris                        73,000        6,009,978
Cap Gemini, SA                                   39,000        6,630,114
Castorama Dubois Investisse                      16,706        4,251,172
Compagnie de Saint-Gobain                        34,000        6,161,804
Compagnie Francaise d'Etudes et de
  Construction
Technip, SA                                      41,700        4,092,965
Groupe Danone                                    18,000        4,565,060
Rhone-Poulenc, SA                                50,000        2,443,124
Sanofi, SA                                      112,000        4,652,306
Schneider, SA                                    18,000        1,099,887
SEITA                                            92,165        5,306,535
Societe Generale                                 36,500        6,852,936
Suez Lyonnaise des Eaux                          12,000        2,117,018
Total Fina, SA Cl. B                             71,500        9,097,295
Valeo, SA                                        65,239        4,931,579
                                                             ------------
                                                              71,411,228

GERMANY-6.5%
DaimlerChrysler AG                               50,700        4,000,586
ERGO Versicherungs Gruppe AG                     18,750        2,155,108
Mannesmann AG                                    62,000        9,380,099
Schmalbach Lubeca AG                              5,530          774,561
Software AG (a)                                 137,700        4,696,603
                                                             ------------
                                                              21,006,957

GREECE-0.1%
Panafon Hellenic Telecom, SA (GDR) (a)            8,130          200,608

IRELAND-1.7%
CRH Plc.                                        275,100        5,522,425

ITALY-2.7%
ENI SpA (a)                                     837,500        5,095,143
Unicredito Italiano SpA                         814,000        3,455,208
                                                             ------------
                                                               8,550,351

NETHERLANDS-10.2%
Benckiser NV                                     37,063        2,328,133
Equant NV (a)                                    77,000        6,848,187
ING Groep NV                                    164,411        8,402,684
Koninklijke Ahold NV                            216,860        7,558,861
Thermo Eurotech NV (b)                          160,000          465,775
United Pan-Europe Communications NV (a)         109,000        7,074,153
                                                             ------------
                                                              32,677,793

SPAIN-6.8%
Endesa, SA                                      182,000        3,576,648
Repsol, SA                                      256,000        5,255,336
Tabacalera, SA Ser. A                           313,150        6,070,291
Telefonica, SA                                  389,202        6,233,704
Unidad Editorial, SA (b)                        249,966          534,528
                                                             ------------
                                                              21,670,507

SWEDEN-2.8%
AstraZeneca Group Plc.                          114,270        4,172,116
Electrolux AB Ser. B                            179,500        3,730,921
Securitas AB                                     66,000          977,569
                                                             ------------
                                                               8,880,606

SWITZERLAND-7.3%
ABB, Ltd.                                        11,500        1,114,132
Clariant AG                                       2,000          958,437
Novartis AG                                       4,140        5,968,516
Schweizerische Rueckversicherungs-
  Gesellschaft                                    2,270        4,345,225


9


PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Swatch Group AG                                   8,000     $  1,315,842
UBS AG (a)                                       16,960        5,159,173
Zurich Allied AG                                  7,800        4,515,762
                                                             ------------
                                                              23,377,087

UNITED KINGDOM-26.8%
Amvescap Plc.                                   178,200        1,645,907
Bank of Scotland                                279,676        3,545,616
Beazer Group Plc.                               794,800        2,393,245
British Aerospace Plc.                          383,992        2,536,892
British Airways Plc.                            646,078        4,231,691
British Energy Plc.                             523,250        4,471,910
British Sky Broadcasting Group Plc.             174,000        1,655,131
CGU Plc.                                        134,000        1,869,546
Compass Group Plc.                              194,300        2,026,429
Diageo Plc.                                     331,394        3,359,406
EMAP Plc.                                       114,960        2,218,779
FKI Plc.                                        850,000        3,056,174
Imperial Tobacco Group Plc.                     185,600        1,884,477
Misys Plc.                                      351,728        3,100,218
Next Plc.                                       401,000        4,471,843
Norwich Union Plc. (a)                          337,100        2,206,574
Orange Plc. (a)                                 502,500        8,010,009
Provident Financial Plc. (a)                    250,475        3,575,903
Royal Bank of Scotland Group Plc.               247,412        5,196,854
Royal & Sun Alliance Insurance
  Group Plc.                                    354,677        2,933,342
Slough Estates Plc.                             370,000        2,186,193
Standard Chartered Plc.                         214,000        3,258,382
United News & Media Plc. (a)                    431,100        4,730,534
Vodafone Group Plc.                             432,085        9,202,132
Whitebread Plc.                                  98,999        1,383,628
Williams Plc.                                   147,100          829,164
                                                             ------------
                                                              85,979,979

Total Common Stocks
  (cost $282,182,998)                                          305,005,595

PREFERRED STOCKS-1.3%
GERMANY-1.3%
ProSieben Media AG                               42,000        1,809,729
Wella AG                                         85,462        2,467,153

Total Preferred Stocks
  (cost $4,790,236)                                            4,276,882

TOTAL INVESTMENTS-96.4%
  (cost $286,973,234)                                        309,282,477

Other assets less liabilities-3.6%                            11,639,030

NET ASSETS-100%                                             $320,921,507


(a)  Non-income producing security.

(b)  Restricted and illiquid securities, valued at fair value (see Notes A &F).

     Glossary:

     GDR - Global Depositary Receipt.

     See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $286,973,234)         $309,282,477
  Cash                                                               7,745,221
  Foreign cash, at value (cost $1,201,204)                           1,205,482
  Receivable for investment securities sold                          4,135,790
  Receivable for capital stock sold                                  1,328,743
  Dividends receivable                                               1,099,217
  Total assets                                                     324,796,930

LIABILITIES
  Payable for investment securities purchased                        2,388,374
  Payable for capital stock redeemed                                   740,529
  Advisory fee payable                                                 260,679
  Distribution fee payable                                             197,135
  Accrued expenses                                                     288,706
  Total liabilities                                                  3,875,423

NET ASSETS                                                        $320,921,507

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    179,705
  Additional paid-in capital                                       286,949,746
  Accumulated net investment loss                                      (14,839)
  Accumulated net realized gain on investments and foreign
    currency transactions                                           11,506,807
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     22,300,088
                                                                  $320,921,507

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($125,728,696 / 6,768,991 shares of capital stock
    issued and outstanding)                                             $18.57
  Sales charge--4.25% of public offering price                            0.82
  Maximum offering price                                                $19.39

  CLASS B SHARES
  Net asset value and offering price per share
    ($144,569,733 / 8,311,235 shares of capital stock
    issued and outstanding)                                             $17.39

  CLASS C SHARES
  Net asset value and offering price per share
    ($45,845,425 / 2,633,181 shares of capital stock
    issued and outstanding)                                             $17.41

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($4,777,653 / 257,091 shares of capital stock
    issued and outstanding)                                             $18.58


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1999                               ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $935,876)                                  $6,048,008
  Interest                                           541,128      $  6,589,136

EXPENSES
  Advisory fee                                     2,888,635
  Distribution fee - Class A                         363,715
  Distribution fee - Class B                       1,378,489
  Distribution fee - Class C                         419,791
  Transfer agency                                    826,849
  Custodian                                          348,085
  Administrative                                     125,000
  Printing                                           108,006
  Audit and legal                                     97,141
  Registration                                        65,234
  Directors' fees                                     33,000
  Miscellaneous                                       83,672
  Total expenses                                   6,737,617
  Less: expenses offset arrangement
    (see Note B)                                     (50,506)
  Net expenses                                                       6,687,111
  Net investment loss                                                  (97,975)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                    12,761,652
  Net realized gain on foreign currency
    transactions                                                       646,571
  Net change in unrealized appreciation of:
    Investments                                                    (22,937,395)
    Foreign currency denominated assets
      and liabilities                                                  (55,292)
  Net loss on investments and foreign
    currency transactions                                           (9,584,464)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (9,682,439)


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

                                                   YEAR ENDED        YEAR ENDED
                                                    JULY 31,           JULY 31,
                                                      1999               1998
                                                  ----------         ----------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $    (97,975)     $   (183,175)
  Net realized gain on investments and
    foreign currency transactions                 13,408,223        43,640,270
  Net change in unrealized appreciation
    of investments and foreign currency
  denominated assets and liabilities             (22,992,687)       11,117,869

  Net increase (decrease) in net assets
    from operations                               (9,682,439)       54,574,964

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM:
  Distributions in excess of net
    investment income
  Class A                                                 -0-         (163,447)
  Advisor Class                                           -0-          (18,527)
  Net realized gain on investments and
    foreign currency transactions
  Class A                                        (14,329,507)       (8,368,006)
  Class B                                        (17,661,905)       (7,564,196)
  Class C                                         (5,167,355)       (1,982,938)
  Advisor Class                                     (416,417)         (421,605)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    57,216,107       109,259,378
  Total increase                                   9,958,484       145,315,623

NET ASSETS
  Beginning of year                              310,963,023       165,647,400
  End of year                                   $320,921,507      $310,963,023


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1999                                          ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with the procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


14


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $125,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $548,237 for the year ended July 31, 1999.

For the year ended July 31, 1999, the Fund's expenses were reduced by $50,506 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $139,781 from the sale of Class A shares and $2,784, $342,722 and $45,561 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 1999.

Brokerage commissions paid on investment transactions for the year ended July 31, 1999, amounted to $1,243,655, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,530,135 and $876,264 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $285,750,148 and $255,562,701, respectively, for the year ended July 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1999.

At July 31, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $36,869,118 and gross unrealized depreciation of investments was $14,559,875, resulting in net unrealized appreciation of $22,309,243 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1999, the Fund had no outstanding forward foreign exchange currency contracts.


16


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           10,387,131    13,751,811    $193,992,568    $276,136,179
Shares issued in
  reinvestment of
  dividends and
  distributions          646,882       378,398      11,572,721       6,266,271
Shares converted from
  Class B                122,569        78,824       2,294,514       1,524,594
Shares redeemed      (10,373,809)  (12,445,170)   (195,377,111)   (249,970,416)
Net increase             782,773     1,763,863    $ 12,482,692    $ 33,956,628

CLASS B
Shares sold            4,397,501     5,344,638    $ 78,216,424    $104,681,961
Shares issued in
  reinvestment of
  distributions          764,041       400,667      12,858,820       6,334,550
Shares converted to
  Class A               (130,183)      (82,525)     (2,294,514)     (1,524,594)
Shares redeemed       (3,338,762)   (2,738,266)    (58,834,272)    (51,595,123)
Net increase           1,692,597     2,924,514    $ 29,946,458     $57,896,794

CLASS C
Shares sold            1,954,513     1,386,110    $ 34,745,461    $ 27,622,464
Shares issued in
  reinvestment of
  distributions          197,181       111,992       3,320,533       1,771,714
Shares redeemed       (1,425,607)     (536,318)    (25,336,023)    (10,257,012)
Net increase             726,087       961,784    $ 12,729,971    $ 19,137,166

ADVISOR CLASS
Shares sold              640,008       592,718    $ 12,009,548    $ 12,021,320
Shares issued in
  reinvestment of
  dividends and
  distributions           20,566        25,969         367,511         428,215
Shares redeemed         (547,753)     (696,715)    (10,320,073)    (14,180,745)
Net increase
  (decrease)             112,821       (78,028)     $2,056,986     $(1,731,210)


NOTE F: RESTRICTED SECURITIES
                                                      DATE
SECURITY                                            ACQUIRED       U.S. $ COST
--------                                            --------       -----------
Thermo Eurotech NV                                   3/19/91          $512,088
Unidad Editorial, SA Series A                       10/01/92           317,808


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A. The value of these securities at July 31, 1999 was $1,000,303, representing 0.3% of net assets.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1999.


NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 27% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


18


FINANCIAL HIGHLIGHTS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $21.85       $18.61       $15.84       $15.11       $12.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .07(a)       .05(a)       .07(a)       .18          .04
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.79)        5.28         4.20         1.02         2.50
Net increase (decrease) in net asset value
  from operations                               (.72)        5.33         4.27         1.20         2.54

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.15)          -0-        (.09)
Distributions in excess of net
  investment income                               -0-        (.04)        (.03)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.09)       (1.50)        (.47)        (.09)
Net asset value, end of year                  $18.57       $21.85       $18.61       $15.84       $15.11

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (2.87)%      32.21%       28.78%        8.20%       20.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $125,729     $130,777      $78,578      $74,026      $86,112
Ratio of expenses to average net assets         1.80%(c)     1.85%(c)     2.05%(c)     2.14%        2.09%
Ratio of net investment income to
  average net assets                            0.39%         .25%         .40%        1.10%         .37%
Portfolio turnover rate                           89%          99%          89%          69%          74%



See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS B
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.76       $17.87       $15.31       $14.71       $12.41

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.06)(a)     (.08)(a)     (.04)(a)      .08         (.05)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)        5.02         4.02          .99         2.44
Net increase (decrease) in net asset
  value from operations                         (.81)        4.94         3.98         1.07         2.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.09)
Distributions in excess of net
  investment income                               -0-          -0-        (.10)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.05)       (1.42)        (.47)        (.09)
Net asset value, end of year                  $17.39       $20.76       $17.87       $15.31       $14.71

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (3.52)%      31.22%       27.76%        7.53%       19.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $144,570     $137,425      $66,032      $42,662      $34,527
Ratio of expenses to average net assets         2.50%(c)     2.56%(c)     2.75%(c)     2.86%        2.79%
Ratio of net investment income (loss)
  to average net assets                         (.34)%       (.40)%       (.23)%        .59%        (.33)%
Portfolio turnover rate                           89%          99%          89%          69%          74%


See footnote summary on page 22.


20

                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                       CLASS C
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $20.77       $17.89       $15.33       $14.72       $12.42

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.05)(a)     (.08)(a)     (.04)(a)      .08         (.07)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.75)        5.01         4.02         1.00         2.46
Net increase (decrease) in net asset
  value from operations                         (.80)        4.93         3.98         1.08         2.39

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-          -0-        (.09)
Distributions in excess of net
  investment income                               -0-          -0-        (.10)          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (2.56)       (2.05)       (1.32)        (.47)          -0-
Total dividends and distributions              (2.56)       (2.05)       (1.42)        (.47)        (.09)
Net asset value, end of year                  $17.41       $20.77       $17.89       $15.33       $14.72

TOTAL RETURN
Total investment return based on net
  asset value (b)                              (3.46)%      31.13%       27.73%        7.59%       19.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $45,845      $39,618      $16,907      $10,141       $7,802
Ratio of expenses to average net assets         2.50%(c)     2.56%(c)     2.74%(c)     2.87%        2.78%
Ratio of net investment income (loss)
  to average net assets                         (.28)%       (.41)%       (.23)%        .58%        (.33)%
Portfolio turnover rate                           89%          99%          89%          69%          74%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       ADVISOR CLASS
                                            ------------------------------------
                                                                      OCTOBER 2,
                                                                       1996(D)
                                                YEAR ENDED JULY 31,      TO
                                                                       JULY 31,
                                                1999         1998        1997
                                           -----------  -----------  ----------
Net asset value, beginning of period        $21.79       $18.57       $16.25

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                      .13          .08          .11
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions             (.78)        5.28         3.76
Net increase (decease) in net asset
  value from operations                       (.65)        5.36         3.87

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-          -0-        (.09)
Distribution in excess of net
  investment income                             -0-        (.09)        (.14)
Distributions from net realized gains
  on investments and foreign currency
  transactions                               (2.56)       (2.05)       (1.32)
Total dividends and distributions            (2.56)       (2.14)       (1.55)
Net asset value, end of period              $18.58       $21.79       $18.57

TOTAL RETURN
Total investment return based on net
  asset value (b)                            (2.54)%      32.55%       25.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $4,778       $3,143       $4,130
Ratio of expenses to average net assets (     1.51%        1.56%        1.71%(e)
Ratio of net investment income to
  average net assets                           .68%         .39%         .77%(e)
Portfolio turnover rate                         89%          99%          89%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                  YEAR ENDED JULY 31,
                                  -------------------
                          1999           1998           1997
                          ----           ----           ----
Class A                  1.78%          1.84%          2.04%
Class B                  2.49%          2.54%          2.74%
Class C                  2.49%          2.54%          2.73%
Advisor Class            1.50%          1.54%          1.71%

(d)  Commencement of distribution.

(e)  Annualized.


22


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                   ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE NEW EUROPE FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assur-ance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
September 8, 1999


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $25,710,859 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1999, were from long term capital gains.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1999 is $935,876. The gross foreign source income for information reporting purposes is $6,796,725.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


23


                                                       ALLIANCE NEW EUROPE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
ALAN J. STOGA (1)

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN M. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

25

ALLIANCE NEW EUROPE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

EURAR799